UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 14, 2006

International Star, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-28861	86-0876846
------------	--------------
(Commission File Number)	(IRS Employer Identification No.)

301 Alexander Road
Mount Pleasant, TX 75455
Telephone: (903) 563-3030

(Address and telephone number of principal executive offices and place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

International Star, Inc. (“we”, “us” or “our company”) files this report on Form 8-K to report the following:

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At the Special Meeting of Board of Directors held on November 14, 2006, we were notified by Mr. Kamal Alawas, who was then a director on our Board of Directors, that he was resigning as director of our company, effective immediately, due to personal reasons. Mr. Alawas was not serving on any committee of our Board of Directors at the time he tendered his resignation.

We are providing Mr. Alawas a copy of this Current Report concurrent with this filing. Should any subsequent communications with Mr. Alawas regarding his decision to resign reveal any disagreement regarding our operations, policies or practices, we will amend this Report accordingly to disclose any such disagreement.

Following the resignation of Mr. Alawas, the Board of Directors unanimously voted to appoint John Tuma as the Director of our company for the remainder of Mr. Alawas’ term. Mr. Tuma is also listed as a Director Nominee in our proxy statement,

Mr. Tuma has been the President and CEO of ARKLA Disposal Services, Inc., a water treatment and processing company, since February of 2001. From 1998 to January 2001, Mr. Tuma was the founder, President and CEO of Southwest Vacuum Services, Inc., which provided transportation of non-hazardous and hazardous waste water generators in Houston, Texas, and Shreveport, Louisiana. From 1994 to 1998, Mr. Tuma was the President and CEO of Re-Claim Environmental, Inc., where he operated two waste water facilities.

For the past two years, we have not engaged in any transaction and are not party to any proposed transactions in which Mr. Tuma had or is to have a direct or indirect material interest.

Item 7.01 Regulation FD Disclosure.

On November 20, 2006, we issued a press release announcing that the resignation of Mr. Alawas and the appointment of Mr. Tuma to our Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 20, 2006

SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Star, Inc.
By: /s/ Denny Cashatt
Denny Cashatt, President
Dated: November 20, 2006